Exhibit 10.15b


                  AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

     Amendment No. 1, dated as of May 30, 1997 (the "Amendment"), to the Asset Purchase Agreement, made and entered into as of April 30, 1997 (the "Agreement"), by and among American Country Insurance Company, an Illinois insurance company (the "Company"), American Country Financial Services Corp., an Illinois corporation ("ACFS" and, together with the Company, the "Sellers" and either of the Sellers individually, a "Seller"), American Country Holding
Corp., a Delaware corporation ("ACHC"), The Western Systems Corp., a Delaware corporation ("Western"), David R. Markin ("Markin"), Martin L. Solomon ("Solomon"), Allan R. Tessler ("Tessler"), Wilmer J. Thomas, Jr. ("Thomas"), Daniel R. DeLeo ("DeLeo"), Edwin W. Elder ("Elder") and Wayne R. Hannah, Jr. ("Hannah" and, collectively with Markin, Solomon, Tessler, Thomas, DeLeo and Elder, the "Former Shareholders"). The Sellers, ACHC, Sub 2 (as defined in the Agreement), Western, the Former Shareholders and Sub 1 (as defined in the Agreement) are referred to collectively herein as the "Parties."

                              W I T N E S S E T H :

     WHEREAS, the Parties hereto have entered into the Agreement;

     WHEREAS, pursuant to the Agreement, each of the Buyers and Western agreed to use its respective best efforts to submit a complete Form A filing to the Illinois Department of Insurance on or before the twenty-eighth day following date of the Agreement;

     WHEREAS, representatives of the Buyers and Western, on the one hand, and representatives of the Illinois Department of Insurance, on the other hand, have commenced formal discussions as to the most appropriate means to complete the transaction comtemplated by the Agreement; and

     WHEREAS, the Parties desire to amend the Agreement to reflect the ongoing discussions with the Illinois Department of Insurance and other matters with respect to obtaining Required Insurance Approvals.

     NOW, THEREFORE, in consideration of the recitals and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby do agree to amend the Agreement, effective as of April 30, 1997, as follows:

     1. The first sentence of the Preamble to the Agreement is amended by inserting the words "as such agreement may be amended, restated, modified or
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                                                                               2

supplemented form time to time," prior to the words "the "Agreement" contained in the first parenthetical phrase appearing therein.

     2. The heading to Section 6.5 is amended by deleting the words "Form A Filing" appearing therein and by adding in place thereof the words "Insurance Regulatory Procedures".

     3. Section 6.5 of the Agreement is amended by amending clause (b) appearing therein and adding a new clause (c), such amended clause (b) and new clause (c) to read in their entirety as follows:

     "(b) promptly to commence the Insurance Regulatory Procedures and to use its best efforts to continue to work with the Illinois Department of Insurance to complete the transactions contemplated by this Agreement on a timely basis and (c) promptly to submit any applications or other materials requested by the Illinois Department of Insurance (copies of which will be forwarded to the Sellers and their counsel) in connection with the transactions contemplated by this Agreement."

     4. Clause (f) of Section 11.1 of the Agreement is amended to read in its entirety as follows:

     "(f) By the Sellers and ACHC, in writing, if the Insurance Regulatory
          Procedures have not been commenced by Western on behalf of itself and Sub 1, as appropriate, with the Illinois Department of Insurance by the twenty-eighth (28th) day following the date hereof; or"

     5. Subclause (x) contained in clause (c) of Section 12.9 of the Agreement is amended to read in its entirety as follows:

     "(x) Western has not commenced the Insurance Regulatory Procedures with the Illinois Department of Insurance by the twenty-eighth (28th) day following the date hereof (and the Sellers have elected to terminate the Agreement as provided in Section 11.1(f)),"

     6. Section 12.14 of the Agreement is amended by including a new definition for "Insurance Regulatory Procedures" following the definition of "Insurance Policies" appearing therein, such definition to read in its entirety as follows:

          ""Insurance Regulatory Procedures" means the formal process
          (including, but not limited to, meetings and any filings and/or other submissions deemed necessary by Western, its counsel or the Illinois Department of Insurance) established by Western with the Illinois Department of Insurance in order to complete the transactions comtemplated by this Agreement."
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                                                                               3

     7. Item No. 2 of Exhibit 4.3 to the Agreement is amended to read in its entirety as follows:

          "2.  Required approvals from the Illinois Department of Insurance"

     8. Capitalized terms used herein and not defined shall be used as defined in the Agreement.

     9. Except as amended hereby, all of the terms of the Agreement shall remain and continue in full force and effect and are hereby confirmed in all respects.

     10. This Amendment shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed wholly within such jurisdiction.

     11. This Amendment may be executed in one or more counterparts, each of which shall for all purposes by deemed to be an original and all of which shall constitute the same instrument.

     12. In case any one or more of the provisions contained in this Amendment shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

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                                                                               4


     IN WITNESS WHEREOF, each of the Parties hereto has caused this amendment No. 1 to the Asset Purchase Agreement to be executed on its behalf as of the date first above written.


                                      AMERICAN COUNTRY INSURANCE
                                      COMPANY


                                      By: /s/ Edwin W. Elder
                                          ------------------------------
                                          Name:  Edwin W. Elder
                                          Title: President





                                      AMERICAN COUNTRY INSURANCE
                                      SERVICES CORP.


                                      By: /s/ Edwin W. Elder
                                          ------------------------------
                                          Name:  Edwin W. Elder
                                          Title: President





                                      AMERICAN COUNTRY HOLDING CORP.


                                      By:
                                          ------------------------------
                                          Name:
                                          Title:





                                      THE WESTERN SYSTEMS CORP.


                                      By: /s/ William J. Barrett
                                          ------------------------------
                                          Name:  William J. Barrett
                                          Title: Acting Chief Executive Officer

                                                   /s/ Daniel R. DeLeo
                                               --------------------------------
                                                       Daniel R. DeLeo



                                                   /s/ Edwin W. Elder
                                               --------------------------------
                                                       Edwin W. Elder



                                                   /s/ Wayne R. Hannah, Jr.
                                               --------------------------------
                                                       Wayne R. Hannah, Jr.



                                                   /s/ David R. Markin
                                               --------------------------------
                                                       David R. Markin



                                                   /s/ Martin L. Solomon
                                               --------------------------------
                                                       Martin L. Solomon



                                                   /s/ Allan R. Tessler
                                               --------------------------------
                                                       Allan R. Tessler



                                                   /s/ Wilmer J. Thomas, Jr.
                                               --------------------------------
                                                       Wilmer J. Thomas, Jr.